UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2026

SCWorx Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-37899	47-5412331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Village Road, Suite 100

Middleton, MA 01949

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (844) 472-9679

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

By letter dated July 24, 2026, Nasdaq notified the Company that the Company’s Market Value of Publicly Held Shares (“MVPHS”) did not maintain the minimum MVPHS of $1 million during the last 30 consecutive business days (June 10, 2026 to July 23, 2026), as required by Nasdaq Listing Rule 5550(a)(5). Consequently, the Company no longer meets the listed securities requirement to maintain minimum MVPHS of $1,000,000 pursuant to Nasdaq Rules 5550(a)(5) .

The Nasdaq Rules provide a compliance period of 180 calendar days, through January 20, 2027, in which to regain compliance.

Under the Nasdaq Rules, if at any time during this 180-day compliance period the MVPHS of the Company’s securities is at least $1,000,000 for a minimum of ten consecutive business days, Nasdaq will provide written confirmation of compliance, and the matter would be closed. However, Nasdaq has the discretion to require the Company to satisfy the MVPHS requirement for a period in excess of ten consecutive business days, but generally no more than twenty consecutive business days, before determining that the company has demonstrated an ability to maintain long term compliance. The Company is reviewing the Nasdaq Deficiency Notice and evaluating the alternatives that may be available to it to regain and thereafter sustain compliance with the MVPHS Requirement and with all other applicable Nasdaq continued listing requirements. As of the date of this Current Report, the Company’s board of directors has not determined which alternative or combination of alternatives, if any, it will pursue. There can be no assurance that the Company will regain compliance with the MVPHS Requirement, or that the Company’s securities will remain listed on Nasdaq.

In the event that the Company does not regain compliance during the 180-day compliance period, Nasdaq will provide written notification to the Company that its Common Stock is subject to delisting. At that time, the Company may appeal the relevant delisting determination to a hearings panel pursuant to the procedures set forth in the applicable Nasdaq Listing Rules. However, there can be no assurance that, if the Company does appeal the delisting determination by Nasdaq to the hearings panel, that such appeal would be successful.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCWorx Corp.

	By:	/s/ Timothy Hannibal
Timothy Hannibal
CEO

Dated: July 28, 2026

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